FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                         Current Report
                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported)  March 31, 1999

                         MPM Technologies, Inc.
     (Exact name of registrant as specified in its charter)


           Washington              0-14910          81-0436060
        ------------------    ----------------  -------------------
          (State or other       (Commission      (IRS Employer
          jurisdiction of      File Number)     Identification No.)
          incorporation)


          222 W. Mission Ave., Suite 30, Spokane, WA          99201
         -------------------------------------------       -----------
           (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number including area code  (509) 326 3443


     (Former name or address, if changed since last report)



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT




ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS




ITEM 3.  BANKRUPTCY OR RECEIVERSHIP




ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS



ITEM 5.  OTHER EVENTS

TranSecurities International, Inc. transfer agent for the Company has been purchased by American Securities Transfer & Trust, Inc. ("AST") of Lakewood, Colorado. Effective immediately all transfers of MPM stock and transfer agent business will take place through AST.

ITEM 6.  RESIGNATION OF A REGISTRANT'S DIRECTOR





ITEM 7.  FINANCIAL STATEMENTS.  PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

       (a).  Financial Statements of business acquired

       (b).  Pro forms financial information

       (c).  Exhibits


                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             MPM Technologies Inc.


March 31, 1999                               /s/Robert D. Little
-----------------                            -------------------------
     Date                                    Robert D. Little
                                             Secretary